Exhibit 77Q(1)(a)(ii)


The Registrant's Third Amended and Restated Agreement and Declaration of Trust dated June 2, 2005 is incorporated by reference to exhibit (a)(1) of post-effective amendment no. 62 to the Registration Statement filed on Form Type 485APOS on August 18, 2005 (Accession No. 0001193125-05-170750).